SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VUZIX CORPORATION

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

VUZIX CORPORATION

75 Town Centre Drive

Rochester, New York 14623

(585) 359-5900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

June 22, 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Vuzix Corporation. The meeting will be held on Friday, June 22, 2012 at 11:00 a.m. (local time) at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York, 14623, for the following purposes:

1.	To elect five (5) directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is May 25, 2012. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

By Order of the Board of Directors

Steven D. Ward,
Secretary

Dated:	April 30, 2012

Rochester, New York

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone, instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 22, 2012.

Our proxy statement and annual report to stockholders, which are enclosed with this mailing, are also available at www.edocumentview.com/vzx

Table of Contents

Notice of Annual Meeting of Stockholders	1
Proxy Statement for 2012 Annual Meeting of Stockholders	3
Questions and Answers about this Proxy Material and Voting	3
Security Ownership of Certain Beneficial Owners and Management	7
Section 16(a) Beneficial Ownership Reporting Compliance	8
Proposal 1 - Election of Directors	8
Nominees for Election as Directors	9
Information Regarding the Board and its Committees	10
Compensation Committee Interlocks and Insider Participation	12
Corporate Governance and Related Matters	12
Proposal 2 – Ratification of the Selection of the Company’s Independent Registered Public
Accounting Firm for Fiscal 2012	13
Audit Committee Report	14
Compensation of Named Executive Officers and Directors	15
Named Executive Officers	15
Compensation Committee Report	20
Executive Officer Compensation Tables	20
Employment Agreements and Potential Payments upon Termination or a Change in Control	23
Director Compensation	26
Transactions with Related Persons	28
Other Matters	28

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VUZIX CORPORATION

75 Town Centre Drive

Rochester, New York 14623

(585) 359-5900

PROXY STATEMENT

FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Vuzix Corporation. (the "Company") in connection with the annual meeting of shareholders of the Company to be held on June 22, 2012 at 11:00 a.m., local time, at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York, 14623 (the "Meeting"). A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") is available without charge upon written request to the Company's Secretary at the Company's corporate offices, or from the SEC's website at www.sec.gov.

Additional copies of this proxy statement and the annual report to shareholders, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company's Secretary, 75 Town Centre Drive, Rochester, New York 14623. This proxy statement, together with the accompanying annual report to shareholders and form of proxy will first be sent to Shareholders on or about May 31, 2012 and will also be available on the Company’s website and at the Company’s transfer agent at www.envisionreports.com/VZX.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on June 22, 2012

This proxy statement, form of proxy, and the accompanying annual report to shareholders are available at www.vuzix.com

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Meeting is being solicited by the directors of the Company. Shareholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a Shareholder attending the Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on May 25, 2012 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 265,259,348 shares of common stock, par value $.001 per share, of the Company’s common stock (the "Common Stock") each of which is entitled to one vote on each matter at the Meeting.

Pursuant to the Company's bylaws, a plurality of the votes cast at the Meeting will be required to elect directors, and a majority of the votes cast at the Meeting will be required to ratify the appointment of the independent auditors for 2012.

The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Vuzix Corporation (“Vuzix”, the “Company”, “we”, “our”, “us”) is soliciting your proxy to vote at the 2012 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Friday, June 22, 2012 at 11:00 a.m. (local time) at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report to Stockholders for the year ended December 31, 2011 on or about May 31, 2012 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 25, 2012, the record date for the meeting, will be entitled to vote at the annual meeting. On April 30, 2012, there were 265,259,348 of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on May 25, 2012, your shares of Vuzix common stock were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 25, 2012, your shares of Vuzix common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

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What am I voting on?

There are two matters scheduled for a vote: the election of five (5) directors to serve until the 2013 Annual Meeting of Stockholders, and the ratification of the selection of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2012. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of May 25, 2012.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

•	You are present and vote in person at the meeting; or
•	You have properly submitted a proxy card.
•	You have voted via the Internet or by telephone

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy, via the Internet or by Telephone to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy, via the Internet or by telephone.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any other proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one of more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors.

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm), but not with respect to Proposal 1 (the election of directors). We encourage you to provide instructions to your broker to vote your shares for the director nominees.

How many votes are needed to approve each Proposal?

•	Proposal 1 - Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy.

This means that the five (5) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

•	Proposal 2 – Ratification of the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012.

Approval is by the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions are counted and have the effect of a vote against the proposal because abstentions are deemed to be present and entitled to vote but are not counted toward the affirmative vote required to approve such proposal. Broker non-votes will not be entitled to vote on this proposal. Therefore, under applicable Delaware law, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

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What if I return a proxy card, vote via the Internet or by telephone but do not make specific choices? What are the recommendations of our board of directors?

If you return a signed and dated proxy card or vote via the Internet without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the board recommends a vote:

•	for election of the nominated slate of directors (see Proposal 1); and

•	for ratification of EFP Rotenberg, LLP as the independent registered public accounting firm for the year ending December 31, 2012 (see Proposal 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Corporate Secretary, Vuzix Corporation, 75 Town Centre Drive, Rochester, New York 14623.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our report on Form 8-K within five (5) business days after the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

Vuzix will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by February 3, 2013 to our Corporate Secretary, Vuzix Corporation, 75 Town Centre Drive, Rochester, New York 14623.

In addition, our by-laws provide that a stockholder may present from the floor a proposal that is not included in the proxy statement if the stockholder delivers written notice to our Corporate Secretary not earlier than 120 days and not later 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth your name, address and number of shares of stock you hold, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2012 annual meeting. For the 2013 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 75 Town Centre Drive, Rochester, New York 14623, between February 22, 2013 and March 24, 2013.

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Our by-laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of such intent to our Corporate Secretary. The notice must be delivered not earlier than 120 days and not later 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee’s business address and experience during the past five years, any other directorships held by the nominee, the nominee’s involvement in certain legal proceedings during the past ten years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2012 annual meeting. For the 2013 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 75 Town Centre Drive, Rochester, New York 14623, between February 22, 2013 and March 24, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of April 28, 2012 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Addresses of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Outstanding Shares Beneficially Owned (3)
Paul J. Travers	77,544,015	(4)	28.54%
Grant Russell	13,729,649	(5)	5.14%
William Lee	704,000	(5)	*
Frank Zammataro	450,000	(7)	*
Richard Conway	46,517,695	(8)	14.92%*
José Cecin	1,000,000	(7)	*
Michael McCrackan	1,000,000	(7)	*
Paul Churnetski	18,511,984		6.98%
Directors and executive officers as a group (6 people)	94,427,663	(9)	34.17%

*less than 1.0%

(1)	The address for each person is c/o Vuzix Corporation, 75 Town Centre Drive, Rochester, NY 14623.
(2)	We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants, or the conversion of convertible promissory notes, that are either immediately exercisable or convertible, or that will become exercisable within 60 days after the date of this proxy statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or convertible promissory notes for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	The percentage of shares beneficially owned is based on 265,259,348 shares of our common stock issued and outstanding as of April 30, 2012.
(4)	Includes shares held by the Travers Family Trust, and (i) 1,705,058 shares issuable to Mr. Travers and his son upon exercise of options granted under our 2007 option plan and (ii) 3,730,429 shares issuable to Mr. Travers upon the conversion of amounts owed for deferred compensation and accrued interest.
(5)	Includes shares held by Mr. Russell’s son and (i) 328,423 shares issuable upon exercise of options granted under our 2007 option plan and (ii) 50,000 shares issuable to Mr. Russell’s son upon exercise of warrants to purchase common stock, and (iii) 1,237,449 shares issuable to Mr. Russell upon the conversion of amounts owed for deferred compensation and accrued interest.
(5)	Includes shares held by Mr. Lee’s wife and daughter and (i) 450,000 shares issuable upon exercise of options granted under our 2009 option plan and (ii) 75,000 shares issuable to Mr. Lee, his wife and daughter upon exercise of warrants to purchase common stock.
(7)	Represents shares issuable upon exercise of options granted under our 2009 option plan.
(8)	Represents convertible debt and warrants issued to LC Capital Master Fund, Ltd. for which Mr. Conway has shared voting power.
(10)	Includes (i) 4,933,481 shares issuable upon exercise of options granted under our 2007 and 2009 option plans and (ii) 52,645,206 shares issuable upon exercise of warrants to purchase common stock and conversion of term debt.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. LC Capital Master Fund, Ltd acquired beneficial ownership of 15.0% of our common stock on December 23, 2010 as was reported by its filing with the SEC on Schedule 13D.

SEC regulations require us to identify any one who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2011, and we believe that, during 2011, all of our directors and executive officers complied with the reporting requirements of Section 16(a).

PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors is established by the board and is currently fixed at five (5). At this annual meeting, five (5) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company's next annual meeting of shareholders and until a successor is elected and qualified. Messrs. Travers, Russell, Lee and Cecin were elected by the stockholders at the last annual meeting. Messrs. Scott has been nominated for election as a director by the stockholders for the first time at this annual meeting.

It is intended that the accompanying proxy will be voted in favor of the five (5) persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

For the election of directors, only proxies and ballots, Internet votes of telephone votes marked “FOR all nominees”, “WITHHELD for all nominees” or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect . Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the five (5) nominees who receive the most affirmative votes will be elected.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors

The names of the nominees, their ages as of April 30, 2012, and certain information about their business experience during the past five years and their directorships of other publicly held corporations are set forth below.

Paul J. Travers, was the founder of Vuzix and has served as our President and Chief Executive Officer since 1997 and as a member of our board of directors since November 1997. Prior to the formation of Vuzix, Mr. Travers founded both e-Tek Labs, Inc. and Forte Technologies Inc. He has been a driving force behind the development of our products. With more than 25 years’ experience in the consumer electronics field, and 20 years’ experience in the virtual reality and virtual display fields, he is a nationally recognized industry expert. He holds an Associate degree in engineering science from Canton, ATC and a Bachelor of Science degree in electrical and computer engineering from Clarkson University. Mr. Travers resides in Honeoye Falls, New York, United States.

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Grant Russell, Chief Financial Officer, Executive Vice-President. Mr. Russell has served as our Chief Financial Officer since 2000 and assumed the role of Executive Vice-President in 2008. Mr. Russell holds professional accounting designations in both Canada and the USA, and has extensive expertise in finance and pubic start-ups. He has successfully founded, operated and sold two prior companies focused on the computer hardware and software consumer markets.

William Lee. Mr. Lee has served as the CFO of several companies and has served on the boards of directors of several publicly-held corporations, including consumer software products firms [See Reg S-X]. Mr. Lee serves as Chairman of the Audit Committee. Mr. Lee’s experience is helpful to us in evaluating strategic investment opportunities.

José A. Cecin. Mr. Cecin has served as the COO and has served on the boards of directors of several publicly-held corporations, including several technology firms [see Reg S-X]. Mr. Cecin is an Electrical Engineer with defense schooling and service record and provides the Company advice on its dealings with US Defense and Government customers.

Michael Scott.  Mr. Scott is currently a Professor of Law. Mr. Scott specializes in practicing and teaching Technology and Intellectual Property law and will be a resource to the Board in connection with the Company’s dealings with its intellectual properties and licensing strategies.

The board of directors considers diversity in the makeup of the Board when evaluating director candidates. Characteristics that it considers include nature and breadth of business experience, education, professional certification, gender, race, education and nationality.

Background of Nominees

Paul J. Travers, age 50, was the founder of Vuzix and has served as our President and Chief Executive Officer since 1997 and as a member of our board of directors since November 1997. Prior to the formation of Vuzix, Mr. Travers founded both e-Tek Labs, Inc. and Forte Technologies Inc. He has been a driving force behind the development of our products. With more than 25 years’ experience in the consumer electronics field, and 20 years’ experience in the virtual reality and virtual display fields, he is a nationally recognized industry expert. He holds an Associate degree in engineering science from Canton, ATC and a Bachelor of Science degree in electrical and computer engineering from Clarkson University. Mr. Travers resides in Honeoye Falls, New York, United States.

Grant Russell, age 59, has served as our Chief Financial Officer since 2000 and as a member of our board of directors since April 3, 2009. From 1997 to 2004, Mr. Russell developed and subsequently sold a successful software firm and a new concept computer store and cyber café. In 1984, he co-founded Advanced Gravis Computer (Gravis), which, under his leadership as President, grew to become the world’s largest PC and Macintosh joystick manufacturer with sales of $44,000,000 worldwide and 220 employees. Gravis was listed on NASDAQ and the Toronto Stock Exchange. In September 1996 it was acquired by a US-based Fortune 100 company in a successful public tender offer. Mr. Russell holds a Bachelor of Commerce degree in finance from the University of British Columbia and is both a US Certified Public Accountant and a Canadian Chartered Accountant. Mr. Russell resides in Vancouver, British Columbia, Canada.

William Lee, age 59, has served as a member of our board of directors since June 26, 2009. Mr. Lee has been self-employed as a financial consultant since May 2008. From January 2006 to May 2008, he served as Chief Financial Officer of Jinshan Gold Mines Inc., a mining company listed on the Toronto Stock Exchange. From July 2004 to January 2006, he was engaged as a business analyst for Ivanhoe Energy Inc., a Toronto Stock Exchange and NASDAQ listed company, and Ivanhoe Mines Ltd. Vancouver, an independent international heavy oil development and production company with operations in Canada, the United States, China, and Ecuador and listed on the New York and Toronto Stock Exchanges. Mr. Lee spent nine years engaged in the practice of public accounting with the firm of Deloitte & Touche. Mr. Lee is a member of the Institute of Chartered Accountants of British Columbia and holds a Bachelor of Commerce degree from the University of British Columbia. Mr. Lee also currently serves as a director of Tinka Resources Ltd., Halo Resources Ltd., and Riverside Resources Inc., all of which are listed on the TSX-V. Mr. Lee resides in Delta, British Columbia, Canada.

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José A. Cecin, age 48, was recently the Executive Vice President and Chief Operating Officer of RCN Corporation. Previously, he was a Managing Director of BB&T Capital Markets where he was the Group Head of the firm's Communications Investment Banking practice. He has served as a director of several publicly traded companies including RCN, Arbinet Corporation, SkyTerra Communications and NEON Group, Inc. Mr. Cecin earned a BS degree in Electrical Engineering from the United States Military Academy at West Point and an MBA from Stanford University. Mr. Cecin is the second of the two director nominees designated by Lampe Conway pursuant to the loan agreement between the Company and LC Capital Master Fund Ltd. (LC).

Michael Scott, age 66, is a Professor of Law at the Southwestern Law School in Los Angeles, CA. Previously, he was Partner at various legal firms specializing in Technology and IP Practices, including Perkins Coie LLP, and Graham & James. He previously served on the board of Sanctuary Woods Multimedia, Inc., a publicly traded company. He is the author of 7 books on Technology Law as well as the writer of numerous legal IP-related articles published in journals, newspapers and magazines. He is the Founder and Editor-in-Chief of the E-Commerce Law Report and the Cyberspace Lawyer.

Information Regarding the Board and its Committees

Director Meeting and Attendance

During 2011, our board held three (3) in-person regular meetings, five (5) conference-call meetings, and acted three (3) times by unanimous written consent. In addition, the directors considered Company matters and had frequent communication with each other apart from the formal meetings.

Board Independence

Our board has determined that each of our directors other than Mr. Travers and Mr. Russell is an independent director as defined by Rule 10A-3 promulgated by the Securities and Exchange Act pursuant to the Securities Exchange Act of 1934, as amended. We believe that we are compliant with the independence criteria for boards of directors under applicable laws and regulations. The board may meet independently of management as required. Although they are permitted to do so, the independent directors have not held separately scheduled meetings but have had executive sessions at the conclusions of the regularly scheduled meetings at which non-independent directors and members of management are not in attendance.

Board Committees

We have an audit committee, a compensation committee and a nominating committee.

Audit Committee

Our audit committee consists of William Lee and Frank Zammataro, each of whom is a non-employee director. Mr. Lee is the chairperson of our audit committee. Our board of directors has determined that each member designee of our audit committee is an independent director as defined by Rule 10A-3 promulgated by the Securities and Exchange Act pursuant to the Securities Exchange Act of 1934, as amended and meets the requirements of financial literacy under SEC rules and regulations. Mr. Lee serves as our audit committee financial expert, as defined under SEC rules. Our audit committee met four (4) times during 2011.

Our audit committee is responsible for, among other things:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	evaluating the qualifications, performance and independence of our independent auditors;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

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•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our board of directors has adopted a written charter for our audit committee, which is available on our website (www.vuzix.com).

Compensation Committee

Our compensation committee consists of Joe Cecin and Frank Zammataro, each of whom is a non-employee director. Mr. Zammataro is the chairperson of our compensation committee. Our board of directors has determined that each member designee of our compensation committee is an independent director as defined by Rule 10A-3 promulgated by the Securities and Exchange Act pursuant to the Securities Exchange Act of 1934, as amended. Our compensation committee met once in 2011.

Our compensation committee is responsible for, among other things:

•	reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•	preparing any compensation committee report required by the rules of the SEC to be included in our annual proxy statement; and

•	administering, reviewing and making recommendations with respect to our equity compensation plans.

Our compensation committee may not delegate any of its authority to any other person. No compensation consultant was engaged to determine or recommend the amount or form of compensation paid to our executive officers in 2011. The compensation paid to our named executive officers for 2010 was determined by the employment agreements we entered into with those executives in August 2007. See “Compensation of Named Executive Officers and Directors – Employment Agreements.”

Our board of directors has adopted a written charter for our compensation committee, which is available on our website (www.vuzix.com).

Nominating Committee

Our nominating committee consists of Frank Zammataro, Joe Cecin, and William Lee each of whom is a non-employee member of our board of directors. Mr. Zammataro is the chairperson of our nominating committee. Our board of directors has determined that each member designee of our nominating committee is an independent director as defined by Rule 10A-3 promulgated by the Securities and Exchange Act pursuant to the Securities Exchange Act of 1934, as amended. Our board of directors has adopted a written charter for our nominating committee, which is available on our website (www.vuzix.com).  Our nominating committee met once in 2011 and once in 2012.

Nominating Process

The process followed by the nominating and governance committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate any biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates. Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board; or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws and in the section entitled “Questions and Answers About This Proxy Material and Voting – When are stockholder proposals due for next year’s annual meeting?” In addition, stockholders who wish to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to Secretary, 75 Town Centre Drive, Rochester, New York 14623.

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In evaluating the suitability of candidates to serve on the board of directors, including stockholder nominees, the nominating committee seeks candidates who are independent as defined by Rule 10A-3 promulgated by the Securities and Exchange Act pursuant to the Securities Exchange Act of 1934, as amended and meet certain selection criteria established by the committee. The committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole. The board seeks the best director candidates based on the skills and characteristics required without regard to race, color, national origin, religion, disability, marital status, age, sexual orientation, gender, gender identity and expression, or any other basis protected by federal, state or local law.

Corporate Governance and Related Matters

Board Leadership Structure

Our board is responsible for the selection of the chairman of the board and the chief executive officer. Our board does not have a policy on whether or not the roles of chief executive officer and chairman should be separate and, if they are to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently our chief executive officer acts as chairman. Our board believes that Paul J. Travers, our founder and chief executive officer, is best situated to act as chairman of the board because he is the director most familiar with the Company’s business and industry and is therefore best able to identify the strategic priorities to be discussed by the board.

Our board believes that the most effective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. Three of our five current directors qualify as independent directors within the meaning of Rule 10A-3 promulgated by the Securities and Exchange Act pursuant to the Securities Exchange Act of 1934, as amended). Each of our standing board committees is comprised of only independent directors, including our nominating committee, which is charged with annually evaluating and reporting to the board on the performance and effectiveness of the board. Our board has not appointed a lead independent director.

Our Board’s Role in Risk Oversight

Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees includes overseeing the risk management activities of management. Our board oversees our risk management processes directly and through its committees. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure and succession planning for our directors.

Code of Ethics

Our board of directors has adopted a written code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our chief executive officer and chief financial officer) and employees.

We make available to the public various corporate governance information on our website (www.vuzix.com) under “Investors – Corporate Governance.” Information on our website includes our Code of Business Conduct and Ethics, the Audit Committee Charter, the Compensation Committee Charter, the Nominating Committee Charter, and our Insider Trading Policy. Information regarding any amendments to, or waiver from, the Code of Business Conduct and Ethics will also be posted on our website.

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Communications with the Board of Directors

Stockholders and other parties may communicate directly with the board of directors or the relevant board member by addressing communications to:

[Name of director(s) or Board of Directors]

Vuzix Corporation

c/o Corporate Secretary

75 Town Centre Drive

Rochester, New York 14623

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We have scheduled a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. Three of the five director nominees for 2011 attended our 2011 annual meeting.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

The audit committee has selected the accounting firm of EFP Rotenberg, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012. EFP Rotenberg, LLP (and its predecessor, Rotenberg & Co., LLP) has served as the Company’s independent registered public accounting firm since August 2009 and is considered by the audit committee, the board and management of the Company to be well qualified. The stockholders are being asked to ratify the audit committee’s appointment of EFP Rotenberg, LLP. If the stockholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of EFP Rotenberg, LLP will be present at the annual meeting and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fees Paid to EFP Rotenberg, LLP

The following table shows the fees that were billed by EFP Rotenberg, LLP for professional services rendered in 2011 and 2010.

	2011	2010
Audit Fees (1)	$102,000	$100,500
Audit-Related Fees (2)	$0	$0
All Other Fees (3)	$3,617	$0
Total EFP Rotenberg, LLP Fees	$105,617	$100,500

(1) Audit fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal year and quarterly reviews of our consolidated financial statements.

(2) Audit-related fees represent fees for services rendered in connection with the comfort letter delivered to our underwriters in connection with our initial public offering.

(3) All other fees in 2011 consisted of interest charged.

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Pre-Approval of Fees by Audit Committee

In accordance with applicable laws, rules and regulations, our audit committee charter and pre-approval policies established by the audit committee require that the audit committee review in advance and pre-approve all audit and permitted non-audit fees for services provided to us by our independent registered public accounting firm. The services performed by, and the fees to be paid to, EFP Rotenberg, LLP in 2011 were approved by the audit committee, then consisting of Messrs. Lee and Zammataro.

Independence Analysis by Audit Committee

The audit committee has considered whether the provision of the services described above was compatible with maintaining the independence of EFP Rotenberg, LLP and determined that the provision of such services was compatible with such firm’s independence. For each of 2011 and 2010, EFP Rotenberg, LLP provided no services other than those services described above.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2012. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of EFP Rotenberg, LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent registered public accounting firm.

The Audit Committee and our Board of Directors unanimously recommend that the stockholders vote FOR ratification of the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2012.

AUDIT COMMITTEE REPORT1

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Lee and Zammataro. The audit committee operates pursuant to a written charter adopted by the board of directors in December 2009 and may be found on our website www.vuzix.com under the “Investors-Corporate Governance” section. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

1 The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the year ended December 31, 2011 be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2012 for ratification by stockholders at the Company’s annual meeting.

Audit Committee:

William Lee, Chairman
Frank Zammataro

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

This proxy statement contains information about the compensation paid to our named executive officers during 2011. For 2011, we determined that the following officers were our named executive officers for purposes of this proxy statement:

•	Paul J. Travers - chief executive officer and president
•	Grant Russell – chief financial officer and executive vice president
•	Michael McCrackan – vice president of operations

Executive Officer Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to our named executive officers for 2011. More detailed information is presented in the other tables and in the footnotes to the tables.

					Option		All Other
		Salary		Bonus or Commission	Awards		Compensation		Total
Name and Principal Position	Year	($)		($)	($)		($)		($)
Paul J. Travers, President and	2011	$300,000	(1)	—	—		—		$300,000
Chief Executive Officer	2010	$300,000	(1)	—	—		—		$300,000
Grant Russell, Chief Financial	2011	$305,000	(1)	—	$4,601	(2)	$22,436	(3)	$299,602
Officer & Executive Vice President	2010	$305,000	(1)	—	$3,067	(2)	$20,001	(3)	$202,980
Michael McCrackan	2011	$117,231		—	$11,480	(2)	—		$128,711
Vice President of Operations	2010	$59,400		—	—		—		$59,400

(1)	Includes $100,000 unpaid but accrued wages per each named executive officer’s employment contract. For further details see Transactions with Related Persons – Deferred Compensation.
(2)	Represents the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for stock options granted in 2009 and unvested stock options granted in prior years in accordance with FASB ASC Topic 718 - Stock Compensation, but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in note 16 (Stock-based Compensation Expense) to our consolidated audited financial statements for the fiscal year ended December 31, 2011 and 2010 included in our annual report accompanying this proxy statement.
(3)	Consists of amounts paid to Mr. Russell in reimbursement for the rental of an automobile and direct travel to and from his primary residence in Vancouver, Canada to Rochester, New York.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information concerning exercisable and unexercisable stock options held by the named executive officers at December 31, 2011. We granted stock awards to only one named executive officers in 2011.

	Option Awards
				Equity
				Incentive Plan
				Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option
	Options	Options		Unearned	Exercise	Option
	(#)	(#)		Options	Price	Expiration
Name	Exercisable	Unexercisable		(#)	($)	Date
Paul Travers	188,576	—		—	$0.00875	9/03/12
	1,485,232	—		—	$0.02599	1/03/13
Grant Russell	174,256	—		—	$0.00875	9/03/12
	154,167	45,833	(1)	—	$0.15000	5/02/19
Michael McCrackan	333,333	666,667	(2) (3)	—	$0.15000	2/18/21

(1)	This option was granted under our 2007 option plan and vests in equal monthly installments over four years from the date of grant.
(2)	This option was granted under our 2009 option plan and vests in equal monthly installments over four years from the date of grant.
(3)	A total of 1,000,000 options were granted to Michael McCrackan in 2011.

2011 OPTION EXERCISES

There were no exercises of stock options by our name executive officers during 2011.

Employment Agreements

Paul J. Travers

On August 1, 2007, we entered into an employment agreement with Paul J. Travers providing for his continued service as our Chief Executive Officer and President. Under the agreement, Mr. Travers is entitled to an initial annual base salary of $300,000 or such greater amount as shall be determined by the board of directors. Mr. Travers has agreed to defer the payment of $100,000 of his salary for 2010. He is also eligible to receive such periodic, annual or other bonuses as the board of directors in its sole discretion shall determine and to participate in all bonus plans established for our senior executives. The agreement also provides that Mr. Travers may be awarded, in the sole discretion of the board of directors, stock options and other awards under any plan or arrangement for which our senior executives are eligible. The level of his participation in any such plan or arrangement shall be determined by the board of directors in its sole discretion. To the greatest extent permissible under the Internal Revenue Code (the Code) and the regulations thereunder, options granted to Mr. Travers shall be incentive stock options within the meaning Section 422 of the Code. He is also eligible to participate in all employee benefit plans which are generally available to our senior executives and entitled to receive fringe benefits and perquisites comparable to those of our other senior executives.

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 Under his agreement, we are obligated to reimburse Mr. Travers for the costs of an automobile at the rate of $750 per month and for all actual, reasonable and customary expenses incurred in the course of his employment in accordance with our policies as then in effect. Mr. Travers is subject to certain restrictive covenants under the agreement, including a covenant not to compete for 24 months after his termination for any reason other than by him for good reason or by us without cause and for 48 months after his termination if such termination results in our obligation to pay him the change of control payment described below.

Grant Russell

On August 1, 2007, we entered into an employment agreement with Grant Russell providing for his continued service as our Chief Financial Officer and Executive Vice President. Under the agreement, Mr. Russell is entitled to an initial annual base salary of $305,000 or such greater amount as shall be determined by the board of directors. Mr. Russell has agreed to defer $100,000 of his salary for 2010. He is also eligible to receive such periodic, annual or other bonuses as the board of directors in its sole discretion shall determine and to participate in all bonus plans established for our senior executives. The agreement also provides that Mr. Russell may be awarded, in the sole discretion of the board of directors, stock options and other awards under any plan or arrangement for which our senior executives are eligible. The level of his participation in any such plan or arrangement shall be determined by the board of directors in its sole discretion. To the greatest extent permissible under the Code and the regulations thereunder, options granted to Mr. Russell shall be incentive stock options within the meaning of Section 422 of the Code. He is also eligible to participate in all employee benefit plans which are generally available to our senior executives and entitled to receive fringe benefits and perquisites comparable to those of our other senior executives.

Under his agreement, we are obligated to either reimburse Mr. Russell for the costs of an automobile at the rate of $750 per month or to bear all expenses associated with his lease of an automobile for his use while in Rochester, New York, to reimburse him for the costs of travel between Rochester, New York and his primary residence in Vancouver, British Columbia, Canada and to reimburse him for all actual, reasonable and customary expenses incurred in the course of his employment in accordance with our policies as then in effect. We provide Mr. Russell the option to receive a portion of his salary in the form of a housing allowance, at the rate prescribed by the Internal Revenue Service, for the maintenance of a second residence in Rochester, New York. Payment of such allowance is deductible by us for federal income tax purposes in the same manner as cash compensation. Mr. Russell is subject to certain restrictive covenants under the agreement, including a covenant not to compete for 24 months after his termination for any reason other than by him for good reason or by us without cause and for 48 months after his termination if such termination results in our obligation to pay him the change of control payment described below.

Potential Payments upon Termination or Change in Control

This section sets forth information regarding compensation and benefits that each of the named executive officers would receive in the event of a change in control (as defined in the applicable employment agreement) or in the event of termination of employment under several different circumstances, including: (1) termination by Vuzix for cause (as defined in the applicable employment agreement); (2) a voluntary termination by the named executive officer; (3) termination by the named executive officer for good reason (as defined in the applicable employment agreement); (4) involuntary termination by Vuzix without cause; (5) death; or (5) disability (as defined in the applicable employment agreement).

Under the agreements of both Mr. Travers and Russell: (a) we shall have “cause” to terminate them as a result of their: (i) willfully engaging in conduct which is materially injurious to us; (ii) willful fraud or material dishonesty in connection with their performance as an employee; (iii) deliberate or intentional failure to substantially perform their duties as employees that results in material harm to us; or (iv) conviction for, or plea of nolo contendere to a charge of, commission of a felony; (b) they shall have “good reason” to terminate their employment upon: (i) a material diminution during the term of the agreements in their duties, responsibilities, position, office or title; (ii) a breach by us of the compensation and benefits provisions of their agreements; (iii) a material breach by us of any other terms of their agreements; or (iv) the relocation of their principal place of business at our request beyond 30 miles from its current location; and (c) they shall be deemed to be “disabled” if they shall be rendered incapable of performing their duties to us by reason of any medically determined physical or mental impairment that can be expected to result in death or that can reasonably be expected to last for a period of either (i) five or more consecutive months from the first date of their absence due to the disability or (ii) nine months during any 12-month period. Any termination by us for cause or by them for good reason is subject to a 30-day notice period and opportunity to cure.

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Under their employment agreements, “change of control” means: (i) the approval by our stockholders, and the completion of the transaction resulting from such approval, of (A) the sale or other disposition of all or substantially all our assets or (B) our complete liquidation or dissolution; (ii) the sale, in a single transaction or in a series of related transactions, of all or substantially all of the outstanding shares of our capital stock; (iii) the approval by our stockholders, and the completion of the transaction resulting from such approval, of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which the outstanding shares of common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing fifty percent (50%) or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (either ours or those of another company) or cash or other property; (iv) pursuant to an affirmative vote of a holder or holders of seventy five percent (75%) of our capital stock of the entitled to vote on such a matter, the removal of a majority of the individuals who are at that time members of the board of directors; or (v) the acquisition by any entity or individual of one hundred percent of our capital stock.

The actual amounts that would be payable in such circumstances can only be determined at the date of termination or upon the change in control. The amounts included below are based on the following:

•	We have assumed that the termination event occurred effective as of December 31, 2011, the last day of 2011;
•	We have assumed that the value of our common stock was $0.055 per share, the US dollar equivalent of the Canadian dollar closing market price (Cdn $0.055 per share) of our common stock on December 30, 2011, the last trading day of our common stock, and that all unvested options were exercised on December 31, 2011; and
•	Health benefits are included at the estimated value of continuation of this benefit.

Paul J. Travers

If Mr. Travers’s employment is terminated (i) by the Company without cause or (ii) by Mr. Travers for good reason or (iii) as a result of disability, Mr. Travers would be entitled to receive:

• two times his annual base salary, payable in 24 equal monthly installments	$ 600,000
• his annual incentive bonus, payable within 60 days of termination	$ -
Total cash compensation upon termination	$ 600,000

If Mr. Travers’s employment is terminated within one year of a change of control for any reason other than by us for cause, or if he elects to terminate his employment (whether or not for good reason) during the period beginning 121 days after a change of control and ending on the second anniversary thereof, Mr. Travers would be entitled to receive:

• four times his annual base salary, payable in 48 equal monthly installments	$ 1,200,000
• his annual incentive bonus, then in effect, payable within 60 days of termination	$ -

Total cash compensation upon change of control	$1,200,000

Additionally, in either case Mr. Travers would also be entitled to:

• continuation of medical benefits throughout the 24 or 48-month period during which severance payments are made or until he becomes eligible to receive medical benefits from subsequent employer	$ 15,290
• value of all unvested options, which would vest immediately	$ 0
• any accrued amounts owing to him

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If Mr. Travers’s employment is terminated for cause or by Mr. Travers voluntarily, he will be entitled to receive only any accrued amounts owing him and will forfeit all unvested equity and unearned incentive payments.

Grant Russell

If Mr. Russell’s employment is terminated (i) by the Company without cause or (ii) by Mr. Russell for good reason or (iii) as a result of disability, Mr. Russell would be entitled to receive:

• two times his annual base salary, payable in 24 equal monthly installments	$ 550,000
• his annual incentive bonus, payable within 60 days of termination	$ -
Total cash compensation upon termination	$ 550,000

If Mr. Russell’s employment is terminated within one year of a change of control for any reason other than by us for cause, or if he elects to terminate his employment (whether or not for good reason) during the period beginning 121 days after a change of control and ending on the second anniversary thereof, Mr. Russell would be entitled to receive:

• four times his annual base salary, payable in 48 equal monthly installments	$ 1,100,000
• his annual incentive bonus, then in effect, payable within 60 days of termination	$ -

Total cash compensation upon change of control	$1,100,000

Additionally, in either case Mr. Russell would also be entitled to:

• continuation of medical benefits throughout the 24 or 48-month period during which severance payments are made or until he becomes eligible to receive medical benefits from subsequent employer	$ 15,290
• value of all unvested options, which would vest immediately	$ 0
• any accrued amounts owing to him

If Mr. Russell’s employment is terminated for cause or by Mr. Russell voluntarily, he will be entitled to receive only any accrued amounts owing him and will forfeit all unvested equity and unearned incentive payments.

Director Compensation

How Directors are Compensated

Employee directors do not receive additional compensation for serving on the board beyond the compensation they received for serving as our officers, as described under “Executive Compensation.”

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board. In setting non-employee director compensation the board considers the amount of time that directors expend in fulfilling their duties as members of our board and the skill-level we require of members of our board.

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DIRECTOR COMPENSATION — YEAR ENDED DECEMBER 31, 2011

	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(1)	($)	($)	($)	($)

William Lee	—	—	8,265	—	—	—	8,265
Frank Zammataro	—	—	8,265	—	—	—	8,265
Joe Cecin	132,692	—	48,720	—	—	—	181,412
Kathryn Sayko (2)	—	—	8,265	—	—	—	8,265
Bernard Perrine (2)	—	—	8,265	—	—	—	8,265

(1)	The amounts shown in this column represent the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for stock options granted in 2009 and unvested stock options granted in prior years in accordance with FASB ASC Topic 718 - Stock Compensation, but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in note 15 (Stock-based Compensation Expense) to our audited financial statements for the fiscal year ended December 31, 2011.
(2)	Directors of the Company up until June 29, 2011.

During 2011, other than cash fees paid to Joe Cecin, no cash director fees were earned by or paid to any non-management member of the board of directors but each of our nonemployee directors was reimbursed for ordinary expenses incurred in connection with attendance at meetings of the board of directors. In the future, to recruit and maintain qualified directors we believe that we will likely have to begin paying annual retainers, board committee membership and board meeting fees. It is not expected that such fees will be paid to any directors who are also our employees.

In connection with their annual service extending into 2011, we granted to each of William Lee, Frank Zammataro, Kathryn Sayko and Bernard Perrine, who were are then non-employee directors, an option to purchase 150,000 shares of our common stock at an exercise price of $0.15 per share. In connection with the services of Joe Cecin and him acting as the Company’s non-executive Chairman for 2011, we granted him an option to purchase 1,000,000 shares of our common stock at an exercise price of $0.10 per share.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2009, we have entered into the following transactions in which our directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest. The following transactions do not include compensation, termination and change-in-control arrangements, which are described under “Management.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

 Officer Loan

In October 2002, we entered into a stock purchase agreement with four of our employees, including Grant Russell, our Chief Financial Officer and Executive Vice President, pursuant to which they purchased an aggregate of 32,537,135 shares of common stock at an aggregate purchase price of $199,260 or $0.00613 per share. Of these shares, Mr. Russell purchased 9,531,022 shares at an aggregate purchase price of $58,378. In order to finance the purchase of these shares, we loaned each employee an amount equal to the purchase price for the shares he purchased. Each loan was evidenced by a non-recourse promissory note and was secured by a pledge of the shares purchased. Each loan bore interest at the rate of 6% per annum, and all principal and interest was originally due and payable in September 2007. In September 2007, we extended the maturity date of each note until September 2012. In April 2009, we forgave the entire amount of Mr. Russell’s indebtedness under this loan in payment of a one-time bonus in consideration of Mr. Russell’s efforts in connection with this offering. At that time, the outstanding principal amount of the note payable by Mr. Russell together with all interest accrued thereon was $81,046.

  Revolving Loans

In October 2008, we entered into a revolving loan agreement with Paul J. Travers, our President and Chief Executive Officer, pursuant to which Mr. Travers agreed to loan us such amounts as we may request and he may agree from time to time until December 31, 2010. Interest accrues on the principal amount outstanding under the agreement at the annual rate of 12.0% and is payable on demand. As security for our obligations under the loan agreement, we granted Mr. Travers a security interest in all of our assets. The principal amount outstanding under this loan agreement as of December 31, 2010 and 2009 was $215,500. We had intended to the repay the entire principal amount outstanding under this agreement, together with all interest accrued thereon, from the proceeds of our initial public offering. We concluded that we did not receive sufficient proceeds from our initial public offering to repay this indebtedness and Mr. Travers has agreed to make no demand for repayment until after January 2, 2013.

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In December 2010 we entered into a Convertible Senior Secured Term Loan Agreement, pursuant to which we borrowed $4,000,000. The loan bears interest at a 12% per annum interest rate. No payments of principal are required in first 12 months of the loan. Beginning on January 13, 2012, the Company is required to make 24 equal monthly payments of $141,666 each. A final principal payment of $600,000 is due on December 23, 2014. The Company is currently in default under this loan agreement and has not received a waiver or entered into a forbearance agreement with the Senior Lender. As such the lender is currently able to exercise its remedies under the loan agreement, including acceleration of the amounts due them and foreclosure and the sale of the collateral held by them. Since the date of default, October 1, 2011, the loan now bears interest at a 17% annual interest rate. The Company has not made any of its required principal repayments, but the lender has so far agreed to reschedule such repayments until December 23, 2014. In connection with the above financing, four existing secured lenders who are currently owed $2,320,980 in principal and accrued interest agreed to subordinate their security interests in favor of the Lender and to extend the period of debt repayments for 24 to 36 months following closing of the Loan transaction. One of the lenders who deferred payment of his debt was Paul Travers, our President and Chief Executive Officer, who deferred payment of the loan referred to above. As of December 23, 2010 the amount of principal and accrued interest due Mr. Travers was $258,658.20, which was payable on or before December 31, 2010. On December 23, 2010, Vuzix and Mr. Travers agreed that such amount will be payable, together with interest thereon, in thirty-five (36) equal monthly installments of $8,504.12 each, commencing on January 31, 2012. Due to the Company’s default on its Senior Term Debt as discussed above, the Company has ceased the scheduled repayments to Mr. Travers. The entire unpaid amount, and interest accrued thereon, will be due and payable on December 31, 2013. In connection with such deferral, Vuzix issued to Mr. Travers a Warrant to purchase up to 1,034,633 shares of our Common Stock at an exercise price of $0.09965 per share. That Warrant expires on December 31, 2013.

 Payment of Deferred Compensation and Shareholder Loans

In June 2009, we agreed with Mr. Travers and Mr. Russell, our President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, that we would pay them outstanding deferred compensation in the aggregate amounts of $410,096 plus interest at the annual rate of 8.0%, as repayment of $199,941 loaned to us prior to our public offering in 12 equal monthly installments beginning on the first anniversary of the closing of our initial public offering until paid in full. Our initial public offering closed on December 24, 2009. Pursuant to that deferral arrangement, the board of directors amended the terms of these loans to make the principal amounts thereof, and all accrued interest thereon, payable at the options of Mr. Travers and Mr. Russell in shares of our common stock at the rate of $0.19 per share, the US dollar equivalent of the price in Canadian dollars (Cdn$0.20) at which we sold units in our initial public offering. Based on the total amounts owed as of December 31, 2010, a total of 4,967,876 shares of common stock would be issued in payment in full of the amounts owed.

 Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Under these agreements we are obligated to indemnify the indemnitee to the fullest extent permitted by applicable law for all reasonable expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by the indemnitee arising out of or connected with the indemnitee’s service as a director or officer and indemnitee’s service in another capacity at our request or direction. We are also obligated to advance all reasonable and actual expenses incurred by the indemnitee in connection with any action, suit, proceeding or appeal with respect to which he is entitled to be indemnified upon our receipt of an invoice for such expenses. Our obligation to advance expenses is subject to the indemnitee’s execution, upon our request, of an agreement to repay all such amounts it if is ultimately determined that he is not entitled to be indemnified by us under applicable law. If a claim for indemnification under this agreement may not be paid to the indemnitee under applicable law, then in any action in which we are jointly liable with the indemnitee, we are obligated to contribute to the amount of reasonable expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by the indemnitee in proportion to the relative benefits received by us and the indemnitee from the transaction from which such action arose, and our relative fault and that of the indemnitee in connection with the events which resulted in such expenses. The rights of an indemnitee under the form of indemnification agreement are in addition to any other rights that the indemnitee may have under our certificate of incorporation or bylaws, any agreement, or any vote of our stockholders or directors. We are not obligated to make any payment under the form of indemnification agreement to the extent payment is actually made to the indemnitee under an insurance policy or any other method outside of the agreement.

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OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

Steven D. Ward,
Secretary

Dated:	April 30, 2012

Rochester, New York

We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the year ended December 31, 2011 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Corporate Secretary, Vuzix Corporation, 75 Town Centre Drive, Rochester, New York 14623.

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